CHANGING PARAMETERS PORTFOLIO

a series of Northern Lights Variable Trust

Supplement dated December 23, 2013

to the Prospectus dated May 1, 2013

Effective January 1, 2014, David Levenson will replace Robert Levenson as a portfolio manager of the Changing Parameters Portfolio (the “Portfolio”) and is, together with Howard Smith, primarily responsible for the day-to-day management of the Portfolio.  The investment objective, principal investment strategies and principal risks of the Portfolio have not changed.

Effective January 1, 2014, the following replaces the information in the section titled “Portfolio Managers” on page 5 of the Prospectus:

Portfolio Managers: Howard Smith, President of the Adviser and David Levenson, consultant of the Adviser, are each co-portfolio managers.  Howard Smith has been the Portfolio’s portfolio manager since it commenced operations in October 2007.  David Levenson will become co-portfolio manager of the Portfolio in January, 2014.  Both portfolio managers are jointly and primarily responsible for the day-to-day management of the Portfolio.

The following replaces the information in the section titled “Portfolio Managers” on page 13 of the Prospectus:

Portfolio Managers: Howard Smith and David Levenson are jointly and primarily responsible for the day-to-day management of the Portfolio. Howard Smith has been the Portfolio’s portfolio manager since it commenced operations in October 2007.  David Levenson will become co-portfolio of the Portfolio in January, 2014.

Howard Smith

Mr. Smith has served as President of the Adviser since it was founded in 2004, and the COO of Value Monitoring, Inc., an investment advisory firm, since 1990. He has been a registered representative of Ceros Financial Services, Inc., a broker-dealer, since 2009, and was formerly a registered representative of Rydex Distributors, Inc. from 2004 to 2009 and United Planners' Financial Services of America from 1999 to 2004.

David Levenson

Mr. Levenson has served as consultant to the Adviser since 2004.  He is a senior analyst with Performance Anaylsis, Inc, a corporation, specializing in portfolio construction.  He is also a Certified Financial Planner™ certificant.  Mr. Levenson’s academic background includes a Bachelor’s and Master’s Degrees from the University of California, Santa Cruz and he received his Ph.D in Oceanography from the Scripps Institution of Oceanography in 2004.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Portfolio shares.

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2013 and the Statement of Additional Information dated May 7, 2013, which provides information that you should know about the Portfolio before investing. These documents are available upon request and without charge by calling the Portfolio toll-free at 1-866-618-3456.

Please retain this Supplement for future reference.

CHANGING PARAMETERS PORTFOLIO

a series of Northern Lights Variable Trust

Supplement dated December 23, 2013

to the Statement of Additional Information (“SAI”) dated May 7, 2013

Effective January 1, 2014, David Levenson will replace Robert Levenson as a portfolio manager of the Changing Parameters Portfolio (the “Portfolio”) and is, together with Howard Smith, primarily responsible for the day-to-day management of the Portfolio.  The investment objective, principal investment strategies and principal risks of the Portfolio have not changed.

Effective January 1, 2014, the following replaces the information in the section titled “Portfolio Manager” on pages 42 and 43 of the SAI:

PORTFOLIO MANAGERS

Mr. Howard Smith and Mr. David Levenson are the portfolio managers of the Portfolio, and are responsible for the day-to-day management of the Portfolio.  As of the date referenced, they were responsible for the management of the following types of accounts in addition to the Changing Parameters Portfolio:

Mr. Howard Smith, as of December 31, 2012

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	499	$135,020,000	None	None

Mr. David Levenson, as of December 2, 2013

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None

Conflicts of Interest

The Adviser has not identified any material conflicts between the Portfolio and other accounts managed by either portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolio and other accounts, if a portfolio manager manages other accounts. The management of the Portfolio and other accounts may result in unequal time and attention being devoted to the Portfolio and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolio, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio mangers’ knowledge about the size, timing and possible market impact of Portfolio trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Portfolio. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

Compensation.

For their services as portfolio managers to the Portfolio, Mr. Howard Smith and Mr. David Levenson each receive a fixed annual salary based on tenure, experience and level of responsibility at the Adviser.  Each is eligible for a discretionary annual bonus based on the overall pre-tax profitability of the Adviser. They also participate in an SEP-IRA on the same basis as all other employees.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Portfolio as of December 2, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolio
Howard Smith	$500,001 - $1,000,000
David Levenson	None

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2013 and Statement of Additional Information dated May 7, 2013, which provide information that you should know about the Portfolio before investing. These documents are available upon request and without charge by calling the Portfolio toll-free at 1-866-618-3456.

Please retain this Supplement for future reference.